                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report ( date of earliest event reported) July 22, 1996

                               I-FLOW CORPORATION
               (Exact name of registrant as specified in charter)

          California                       0-18338                 33-0121984
(State or other jurisdiction            (Commission              (IRS Employer
      of incorporation)                 File Number)                Id. No.)

  2532 White Road, Irvine,  California                                92614
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (714) 553-0888

--------------------------------------------------------------------------------
          (Former name / former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated July 22, 1996 on Form 8-K as set forth in the pages attached hereto.

(b)  Pro forma financial information.

         On July 3, 1996, I-Flow Corporation, a California corporation (the "Company") entered into an Agreement for Purchase and Sale of Assets (the "Agreement") by and among the Company, Block Medical, Inc., a Delaware corporation ("Block"), and Hillenbrand Industries, Inc., an Indiana corporation and the parent of Block ("Hillenbrand"), which contemplated the purchase by the Company or its wholly-owned subsidiary of substantially all of the assets of Block from Block and Hillenbrand. The transactions contemplated by the Agreement were consummated on July 22, 1996. Concurrently therewith, the Company assigned all of its rights and obligations under the Agreement to its wholly-owned subsidiary, Block Medical, Inc., a California corporation (formerly known as I-Flow Acquisition Subsidiary, a California corporation). Substantially all of the assets of Block were acquired pursuant to the terms of the Agreement, including without limitation the following general classes of assets.

      (1) The name "Block Medical" and derivations thereof.

      (2) All intellectual property rights associated with the business and properties of Block, including, without limitation, the Voice-Link patented technology and related know-how.

      (3) All inventories of finished and unfinished goods and all accounts receivable.

      (4) All plant, property and manufacturing, assembly, testing, office and other equipment used in the business.

      (5) All of the goodwill of Block.

      (6) All customer lists, books and other records of or relating to the business of Block.

      (7) All of the issued and outstanding capital stock of Block Medical de Mexico, S.A. de C.V., Block's subsidiary located in Mexico.

         The assets were acquired for an aggregate purchase price of approximately $17 million (subject to certain possible post-closing adjustments). A non-cash, non-recurring write-off of approximately $5 million for in-process research and development was taken on July 22, 1996. Consideration for the purchase consisted of: cash of $15,000,000; 433,018 shares of I-Flow Corporation Common Stock with a value, as defined, of $2,000,000 as of the date of closing; and a warrant to purchase 250,000 shares of I-Flow Corporation Common Stock at a per share exercise price of $4.62, expiring July 22, 2001.

         Funds of $11,000,000 used in the acquisition came from the Company's existing cash on hand, and the remaining funds of $4,000,000 used in the acquisition were obtained via a term loan made in the ordinary course of business by Silicon Valley Bank of Santa Rosa, California.

         The accompanying unaudited pro forma combined financial statements give effect to the purchase. The acquisition has been accounted for using the purchase method of accounting. Under this method of accounting the assets and liabilities of the acquired business are combined with those of the Company as of the effective date of the acquisition, the carrying values of acquired assets are adjusted to reflect the portion of the total purchase consideration allocable to each asset, generally on the basis of the estimated fair market values of the assets. The difference between the total consideration and the aggregate carrying value of the acquired assets as so adjusted is recorded as goodwill. The liabilities of the acquired business are recorded at their fair value as of the effective date of the acquisition.

         The Pro Forma Combined Balance Sheet presents the combined financial position of the Company and Block as if the acquisition had occurred on June 30, 1996. The Pro Forma Combined Statements of Operations for the Twelve-Month Period Ended December 31, 1995 and the Six-Month Period Ended June 30, 1996 present the combined results of the Company and Block as if the acquisition of Block had occurred on January 1, 1995. Block's previous fiscal year and six-month interim period ended December 2, 1995 and June 1, 1996, respectively. As Block's reporting periods ended within 90 days of the Company's reporting periods, there were no related adjustments to the pro forma combined financial statements.

         The pro forma financial statements are provided for comparative purposes and have been prepared based upon the financial statements of the Company and Block. The pro forma statements do not purport to be indicative of the results which would actually have been obtained if the acquisitions had been effected on the date or dates indicated nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company and Block incorporated herein by reference.

                               I-FLOW CORPORATION
                        PRO FORMA COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1996
                                    UNAUDITED

(All amounts in thousands)

                                                     I-FLOW           BLOCK
                                                  CORPORATION        MEDICAL
                                                    JUNE 30,         JUNE 1,        PRO FORMA           PRO FORMA
                                                      1996            1996         ADJUSTMENT            COMBINED
                                                      ----            ----         ----------            --------
ASSETS
  CURRENT ASSETS:
    Cash and cash equivalents                       $ 10,443        $    410       $(10,853) 1(a)       $      -
    Accounts receivable, net                           1,109           2,357                               3,466
    Inventories                                        1,517           2,001                               3,518
    Prepaids and other                                   129             112                                 241
                                                    --------        --------       --------             -------
       Total current assets                           13,198           4,880        (10,853)               7,225
                                                    --------        --------       --------             -------
PROPERTY:
    Total property                                     1,898           3,504         (2,443) 1(b)          2,959
    Less accumulated depreciation                     (1,275)         (2,443)         2,443  1(b)         (1,275)
                                                    --------        --------       --------             -------
       Property, net                                     623           1,061              0                1,684
                                                    --------        --------       --------             -------
GOODWILL                                                               6,405         (1,976) 1(c)          4,429
DEVELOPED TECHNOLOGY AND
  OTHER INTANGIBLES                                                                   3,020  1(c)              0
OTHER ASSETS                                             432             476                                 908

                                                    --------        --------       --------             -------
 TOTAL                                              $ 14,253        $ 12,822       $ (9,809)            $ 14,246
                                                    ========        ========       ========             ========
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
    Bank overdraft                                                                 $    985  1(a)       $    985
    Accounts payable                                $    477        $    313                                 790
    Accrued payroll and related expenses                 438             960           (960) 1(b)            438
    Deferred revenue                                     430                                                 430
    Current portion of long-term debt                                                 1,000  1(d)          1,000
    Other liabilities                                     38           9,227         (9,227) 1(b)             38
                                                    --------        --------       --------             -------
       Total current liabilities                       1,383          10,500         (8,202)               3,681
                                                    --------        --------       --------             -------
LONG TERM DEBT                                                        10,475         (7,475) 1(b),         3,000
                                                                                             1(d)
SHAREHOLDERS' EQUITY (DEFICIT):
    Preferred stock                                    1,494                                               1,494
    Common stock                                      28,326          53,899        (51,284) 1(e)         30,941
    Accumulated deficit                              (16,950)        (62,052)        57,152  1(e)        (21,850)
                                                    --------        --------       --------             -------
        Net shareholders' equity (deficit)            12,870          (8,153)         5,868               10,585
                                                    --------        --------       --------             -------
 TOTAL                                              $ 14,253        $ 12,822       $ (9,809)            $ 17,266
                                                    ========        ========       ========             ========


See accompanying explanatory notes to pro forma financial statements.

                               I-FLOW CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        FOR THE TWELVE-MONTH PERIOD ENDED
                                DECEMBER 31, 1995
                                    UNAUDITED


(All amounts in thousands, except per share amounts)

                                                      I-FLOW        BLOCK
                                                   CORPORATION     MEDICAL
                                                   DECEMBER 31,   DECEMBER 2,      PRO FORMA         PRO FORMA
                                                       1995          1995          ADJUSTMENT        COMBINED
                                                       ----          ----          ----------        --------
NET REVENUES                                         $10,143       $ 13,518        $    (90) 2(a)     $23,571
                                                     -------       --------        --------           -------
COSTS AND EXPENSES
   Cost of sales                                       4,422          7,286                            11,708
   Selling and marketing                               1,483          4,128                             5,611
   General and administrative                          2,329          4,691           1,198  2(b)       8,218
   Product  development                                  840            793                             1,633
   Interest expense                                                     913            (589) 2(a)         324
   Goodwill write-down                                               20,000         (20,000)
   In-process research and development                                                4,900  2(c)       4,900
                                                     -------       --------        --------           -------
   Total costs and expenses                            9,074         37,811         (14,491)           32,394
                                                     -------       --------        --------           -------

INCOME TAX BENEFIT                                                    1,187          (1,187) 2(d)
                                                     -------       --------        --------           -------
NET INCOME (LOSS)                                    $ 1,069       $(23,106)       $ 13,214           $(8,823)
                                                     =======       ========        ========           =======
WEIGHTED AVERAGE COMMON SHARES
AND COMMON EQUIVALENTS                                 9,247                            433  2(e)       9,680
                                                     =======                       ========           =======
 NET INCOME (LOSS)
   PER SHARE                                         $  0.12                                          $ (0.91)
                                                     =======                                          =======


See accompanying explanatory notes to pro forma financial statements.

                               I-FLOW CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1996
                                    UNAUDITED


(All amounts in thousands, except per share amounts)

                                         I-FLOW         BLOCK
                                      CORPORATION      MEDICAL
                                        JUNE 30,       JUNE 1,      PRO FORMA        PRO FORMA
                                          1996           1996      ADJUSTMENT        COMBINED
                                          ----           ----      ----------        --------
NET REVENUES                           $ 4,513         $6,970        $(114) 2(a)     $11,369
                                       -------         ------        -----           -------
COSTS AND EXPENSES:
   Cost of sales                           906          3,431                          4,337
   Selling and marketing                   732          1,583                          2,315
   General and administrative            1,311          1,344          599  2(b)       3,254
   Product  development                    470            558                          1,028
   Interest expense                                       374         (221) 2(a)         153
                                       -------         ------        -----           -------
   Total costs and expenses              3,419          7,290          378            11,087
                                       -------         ------        -----           -------

                                       -------         ------        -----           -------
NET INCOME (LOSS)                      $ 1,094         $ (320)       $(492)          $   282
                                       =======         ======        =====           =======
WEIGHTED AVERAGE COMMON SHARES
AND COMMON EQUIVALENTS                  12,519                         433  2(e)      12,952
                                       =======                       =====           =======
 NET INCOME (LOSS)
    PER SHARE                          $  0.10                                       $  0.02
                                       =======                                       =======

See accompanying explanatory notes to pro forma financial statements.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.  Combined Balance Sheet Adjustments as of June 30, 1996.

    The pro forma balance sheet adjustments relate to:

    (a) reduction of cash for the amount required for the consummation of the acquisition and for other costs associated with the acquisition;

    (b) revaluation of certain assets and elimination of certain assets and liabilities not acquired or assumed in the transaction;

    (c) net adjustment to goodwill and other intangibles to equal the difference between the aggregate consideration paid in the acquisition and the aggregate carrying value of the assets and liabilities acquired;

    (d) net adjustment to record bank borrowings for a portion of the cash required upon the consummation of the acquisition; and

    (e) issuance of Common Stock and warrants required for the consummation of the acquisition and the elimination of Block equity accounts upon consolidation.

2. Pro Forma Adjustments to the Pro Forma Combined Statements of Operations for the Twelve-Month Period Ended December 31, 1995 and the Six-Month Period Ended June 30, 1996.

    These pro forma adjustments represent the combined adjustments arising from the acquisition as if such acquisition had occurred at the beginning of 1995. The adjustments relate to:

    (a) recording of interest expense on bank borrowings used in the acquisition, elimination of interest expense on debt of Block not assumed and foregone interest income associated with cash payments required to consummate the acquisition;

    (b) recording of the amortization of goodwill and other intangibles;

    (c) recording of the allocation of a portion of the purchase price to in-process research and development;

    (d) elimination of the tax benefit provided to the selling corporation from the operating results of Block; and

    (e) issuance of additional shares of Common Stock required for the consummation of the acquisition.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       I-FLOW CORPORATION


Date:  October 2, 1996                 By: /s/Donald M. Earhart
                                          -------------------------------------
                                          Donald M. Earhart
                                          President and Chief Executive Officer